EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION OF 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Texas Industries, Inc. (the “Company”) on Form 10-Q for the period ended August 31, 2010 (the “Report”), I, Kenneth R. Allen, Vice President-Finance, Chief Financial Officer and Treasurer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 24, 2010	/s/ Kenneth R. Allen
Kenneth R. Allen
Vice President – Finance, Chief Financial Officer and Treasurer